Exhibit 10.1

Execution Version

FIRST AMENDMENT

TO

CREDIT AGREEMENT

DATED AS OF JULY 19, 2012

AMONG

CIMAREX ENERGY CO.,

AS BORROWER,

THE GUARANTORS,

JPMORGAN CHASE BANK, N.A.,

AS ADMINISTRATIVE AGENT,

AND

THE LENDERS PARTY HERETO

J.P. MORGAN SECURITIES LLC,

as Sole Bookrunner

J.P. MORGAN SECURITIES LLC and WELLS FARGO SECURITIES, LLC,

as Joint Lead Arrangers

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “First Amendment”) dated as of July 19, 2012, is among CIMAREX ENERGY CO., a Delaware corporation, (the “Borrower”), the Guarantors signatory hereto, each of the lenders party to the Credit Agreement referred to below (collectively, the “Lenders”), and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

R E C I T A L S

A.                                    The Borrower, the Administrative Agent, the Lenders and the other Agents party thereto are parties to that certain Credit Agreement dated as of July 14, 2011 (the “Credit Agreement”), pursuant to which the Lenders have made certain credit and other financial accommodations available to and on behalf of the Borrower and its Subsidiaries.

B.                                    The Borrower has requested and the Administrative Agent and the Lenders have agreed to amend certain provisions of the Credit Agreement.

C.                                    Now, therefore, to induce the Administrative Agent and the Majority Lenders to enter into this First Amendment and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.                                           Defined Terms.  Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this First Amendment.  Unless otherwise indicated, all section references in this First Amendment refer to sections of the Credit Agreement.

Section 2.                                           Amendments to Credit Agreement.

2.1                               Amendment to Section 1.02.

(a)                                 Section 1.02 is hereby amended by deleting the defined term “Agreement” to read as follows:

“Agreement” means this Credit Agreement, as amended by that certain First Amendment dated as of July 19, 2012, and as the same may from time to time be further amended, modified, supplemented or restated.

(b)                                 Section 1.02 is hereby amended by adding the term “First Amendment” in the appropriate alphabetical order:

“First Amendment” means that certain First Amendment to Credit Agreement dated as of July 19, 2012.

2.2                               Amendment to Annex I.  Annex I is hereby replaced with Annex I to this First Amendment.

Section 3.                                           Increase in Commitments.  The Majority Lenders, the Administrative Agent and the Borrower hereby agree as follows, as of the First Amendment Effective Date:

(a)                                 the Aggregate Maximum Credit Amount is increased from $800,000,000 to $1,000,000,000, and

(b)                                 each Lender (each an “Increasing Lender”) has increased its Maximum Credit Amount to the amount set forth opposite its name on Annex I.

The Administrative Agent and the Borrower hereby consent to each Increasing Lender increasing its Maximum Credit Amount.  On the First Amendment Effective Date, the Maximum Credit Amount of each Lender shall be as set forth on Annex I of this First Amendment.

Section 4.                                           Conditions Precedent.  This First Amendment shall become effective on the date, on or before July 31, 2012 (such date, the “First Amendment Effective Date”), when each of the following conditions is satisfied (or waived in accordance with Section 12.02):

4.1                               The Administrative Agent shall have received (a) all fees and other amounts due and payable on or prior to the First Amendment Effective Date including upfront fees due to each Increasing Lender in an amount equal to 0.40% of the excess of such Increasing Lender’s Maximum Credit Amount on the First Amendment Effective Date over such Person’s Maximum Credit Amount immediately preceding the First Amendment Effective Date and all other fees the Borrower has agreed to pay in connection with this First Amendment and (b) to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.

4.2                               The Administrative Agent shall have received from each Increasing Lender and the Majority Lenders and the Borrower, counterparts (in such number as may be requested by the Administrative Agent) of this First Amendment signed on behalf of such Person.

4.3                               To the extent requested by a Increasing Lender with a change in its Maximum Credit Amount, the Administrative Agent shall have received duly executed Notes payable to each such Lender in a principal amount equal to its Maximum Credit Amount dated as of the First Amendment Effective Date.

4.4                               The Administrative Agent shall have received a certificate of the Secretary or an Assistant Secretary of the Borrower and each Guarantor setting forth (a) resolutions of its board of directors with respect to the authorization of the Borrower or such Guarantor to execute and deliver this First Amendment and to enter into the transactions contemplated in those documents, (b) the officers of the Borrower or such Guarantor (i) who are authorized to sign this First Amendment and (ii) who will, until replaced by another officer or officers duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with the Credit Agreement and the transactions contemplated hereby, (c) specimen signatures of such authorized officers, and (d) that there have been no changes to the Organizational Documents of the Borrower and such Guarantor since July 14, 2011 (or if there have been any changes, attaching copies, certified as being true and complete of the related documents).  The Administrative Agent and the Lenders may conclusively rely on such certificate until the Administrative Agent receives notice in writing from the Borrower to the contrary.

4.5                               The Administrative Agent shall have received an opinion of Bryan Cave LLP, special counsel to the Borrower, in form and substance reasonably satisfactory to it.

4.6                               No Default shall have occurred and be continuing as of the date hereof, after giving effect to the terms of this First Amendment.

The Administrative Agent is hereby authorized and directed to declare this First Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 4 or the waiver of such conditions as permitted in Section 12.02.  Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

Section 5.                                           Miscellaneous.

5.1                               Confirmation. The provisions of the Credit Agreement, as amended by this First Amendment, shall remain in full force and effect following the effectiveness of this First Amendment.

5.2                               Ratification and Affirmation; Representations and Warranties.  Each of the Borrower and the Guarantors hereby (a) acknowledges the terms of this First Amendment; (b) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended hereby and (c) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this First Amendment:

(i)                                     all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (except those which have a materiality qualifier, which shall be true and correct as so qualified), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct as of such specified earlier date,

(ii)                                  no Default or Event of Default has occurred and is continuing, and

(iii)                               no event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.

5.3                               Loan Document.  This First Amendment is a Loan Document.

5.4                               Counterparts. This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this First

Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

5.5                               NO ORAL AGREEMENT.  THIS FIRST AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

5.6                               GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

5.7                               Payment of Expenses.  In accordance with Section 12.03, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of- pocket costs and reasonable expenses incurred in connection with this First Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

5.8                               Severability.  Any provision of this First Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

5.9                               Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[SIGNATURES BEGIN NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the date first written above.

BORROWER:	CIMAREX ENERGY CO.

	By:	/s/ Paul Korus
Paul Korus
Senior Vice President and
Chief Financial Officer

[Signature Page to First Amendment to Credit Agreement]

GUARANTORS:		KEY PRODUCTION COMPANY, INC.

MAGNUM HUNTER PRODUCTION, INC.

CIMAREX GAS GATHERING, INC.

CONMAG ENERGY CORPORATION

CIMAREX ENERGY CO. OF COLORADO

OKLAHOMA GAS PROCESSING, INC.

PRIZE ENERGY RESOURCES, INC.

	By:	/s/ Sherri M. Nitta
Sherri M. Nitta
Treasurer

[Signature Page to First Amendment to Credit Agreement]

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By:	/s/ David Morris
Name:	David Morris
Title:	Authorized Officer

[Signature Page to First Amendment to Credit Agreement]

LENDER:	JPMORGAN CHASE BANK, N.A.

	By:	/s/ David Morris
	Name:	David Morris
	Title:	Authorized Officer

[Signature Page to First Amendment to Credit Agreement]

LENDER:	COMPASS BANK

	By:	/s/ James Neblett
	Name:	James Neblett
	Title:	Associate

[Signature Page to First Amendment to Credit Agreement]

LENDER:	DEUTSCHE BANK TRUST COMPANY AMERICAS

	By:	/s/ Courtney E. Meehan
	Name:	Courtney E. Meehan
	Title:	Vice President

	By:	/s/ Michael Getz
	Name:	Michael Getz
	Title:	Vice President

[Signature Page to First Amendment to Credit Agreement]

LENDER:	UNION BANK, N.A.

	By:	/s/ Zachary Holly
	Name:	Zachary Holly
	Title:	Vice President

[Signature Page to First Amendment to Credit Agreement]

LENDER:	WELLS FARGO BANK, N.A.

	By:	/s/ Sarah Thomas
	Name:	Sarah Thomas
	Title:	Portfolio Manager

[Signature Page to First Amendment to Credit Agreement]

LENDER:	BRANCH BANKING AND TRUST COMPANY

	By:	/s/ Parul June
	Name:	Parul June
	Title:	Vice President

[Signature Page to First Amendment to Credit Agreement]

LENDER:	CAPITAL ONE, N.A.

	By:	/s/ Wesley Fontana
	Name:	Wesley Fontana
	Title:	Vice President

[Signature Page to First Amendment to Credit Agreement]

LENDER:	CIBC INC.

	By:	/s/ Trudy Nelson
	Name:	Trudy Nelson
	Title:	Authorized Signatory

	By:	/s/ Richard Antl
	Name:	Richard Antl
	Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement]

LENDER:	COMERICA BANK

	By:	/s/ Justin Crawford
	Name:	Justin Crawford
	Title:	Vice President

[Signature Page to First Amendment to Credit Agreement]

LENDER:	KEYBANK NATIONAL ASSOCIATION

	By:	/s/ Paul J. Pace
	Name:	Paul J. Pace
	Title:	Senior Vice President

[Signature Page to First Amendment to Credit Agreement]

LENDER:	U.S. BANK NATIONAL ASSOCIATION

	By:	/s/ Bruce E. Hernandez
	Name:	Bruce E. Hernandez
	Title:	Vice President

[Signature Page to First Amendment to Credit Agreement]

LENDER:	BOKF, N.A., D/B/A BANK OF OKLAHAOMA

	By:	/s/ Michael M. Logan
	Name:	Michael M. Logan
	Title:	Senior Vice President

[Signature Page to First Amendment to Credit Agreement]

LENDER:	BANK OF SCOTLAND PLC

	By:	/s/ Karen Weich
	Name:	Karen Weich
	Title:	Vice President

[Signature Page to First Amendment to Credit Agreement]

LENDER:	ING CAPITAL LLC

	By:	/s/ Charles Hall
	Name:	Charles Hall
	Title:	Managing Director

[Signature Page to First Amendment to Credit Agreement]

ANNEX I
LIST OF MAXIMUM CREDIT AMOUNTS

Name of Lender	Applicable Percentage	Maximum Credit Amount
JPMorgan Chase Bank, N.A.		$87,500,000
Compass Bank		87,500,000
Deutsche Bank Trust Company Americas		87,500,000
Union Bank, N.A.		87,500,000
Wells Fargo Bank, N.A.		87,500,000
Branch Banking and Trust Company		68,750,000
Capital One, N.A.		68,750,000
CIBC Inc.		68,750,000
Comerica Bank		68,750,000
KeyBank National Association		68,750,000
U.S. Bank National Association		68,750,000
BOKF, N.A., d/b/a Bank of Oklahoma		50,000,000
Bank of Scotland plc		50,000,000
ING Capital LLC		50,000,000
TOTAL	100.0000%	$1,000,000,000.00